SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                              CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                               March 11, 2003
______________________________________________________________________________
                     (Date of earliest event reported)


                          First Bell Bancorp, Inc.
______________________________________________________________________________
           (Exact name of registrant as specified in its charter)


         Delaware                    0-25172                    25-1752651
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



300 Delaware Avenue, Suite 1704, Wilmington, Delaware             19801
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)


                                 (302) 427-7883
______________________________________________________________________________
            (Registrant's telephone number, including area code)


                                 Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Item 5.   Other Events and Regulation FD Disclosure

     On March 11, 2002, First Bell Bancorp, Inc. ("First Bell Bancorp") and its wholly-owned subsidiary, Bell Federal Savings and Loan Association of Bellevue ("Bell Federal Savings"), entered into an Agreement and Plan of Merger (the "Agreement") with Northwest Bancorp, MHC, Northwest Bancorp, Inc. ("Northwest Bancorp"), a majority-owned subsidiary of Northwest Bancorp, MHC, Northwest Savings Bank, a wholly-owned subsidiary of Northwest Bancorp, and Northwest Merger Subsidiary, Inc., a wholly-owned subsidiary of Northwest Bancorp, which sets forth the terms and conditions under which (i) Northwest Merger Subsidiary, Inc. shall merge with and into First Bell Bancorp, with First Bell Bancorp as the surviving entity (the "Merger"), (ii) subsequent to consummation of the Merger, First Bell Bancorp shall merge with or liquidate into Northwest Bancorp, with Northwest Bancorp as the surviving entity, and
(iii) subsequent to consummation of the Merger, Bell Federal
Savings shall merge with and into Northwest Savings Bank, with Northwest Savings Bank as the surviving entity (the "Bank
Merger"). The Agreement provides, among other things, that as a result of the Merger each outstanding share of common stock of First Bell Bancorp (subject to certain exceptions) will be automatically converted into the right to receive an amount equal to $26.25 in cash, without interest.

     Consummation of the Merger is subject to a number of customary conditions, including, but not limited to, the approval of the Agreement by the stockholders of First Bell Bancorp and the receipt of requisite regulatory approvals of the Merger.

     All of the directors of First Bell Bancorp, who own in the aggregate approximately 12.7% of the outstanding shares of common stock of First Bell Bancorp (including unexercised vested stock options), have entered into Letter Agreements with Northwest Bancorp, pursuant to which these directors have agreed to vote in favor of approval of the Agreement all of their shares of such common stock which they are entitled to so vote.

     The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is included as Exhibit 2.1 to this report and is incorporated herein by reference. In addition, the foregoing description of the Letter Agreements is qualified in its entirety by reference to such Letter Agreements, a copy of the form of such agreements is included as Exhibit 10.2 to this report and is incorporated herein by reference.

      For additional information, reference is made to the press release announcing the Agreement, a copy of which is included as
Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

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     (c)  The following exhibits are included with this Report:


     Exhibit No.         Description
     -----------         -----------

     2.1 Agreement and Plan of Merger, dated as of March 11, 2003, by and among Northwest Bancorp, MHC, Northwest Bancorp, Northwest Merger Subsidiary, Inc., Northwest Savings Bank, First Bell Bancorp and Bell Federal Savings (1)

     10.1                Form of Plan of Merger between Northwest
                         Savings Bank and Bell Federal Savings (included as Exhibit A to Exhibit 2.1)(1)

     10.2 Form of Letter Agreement between each director of First Bell Bancorp and Northwest Bancorp (included as Exhibit B to Exhibit 2.1)(1)

     10.3 Form of Opinion of Counsel to be delivered to Northwest Bancorp (included as Exhibit C to
                         Exhibit 2.1)(1)

     10.4 Form of Termination and Release Agreement entered into by each of Albert H. Eckert, II and Jeffrey M. Hinds and First Bell Bancorp and Bell Federal Savings (included as Exhibit D to Exhibit 2.1)(1)

     10.5 Form of Noncompetition Agreement entered into by each of Albert H. Eckert, II and Jeffrey M. Hinds and Northwest Bancorp (included as Exhibit E to Exhibit 2.1)(1)

     99.1                Press Release, dated March 12, 2003(2)
     ______________________
     (1) Incorporated by reference from the Current Report on Form 8-K filed by Northwest Bancorp, Inc. (File No.
          0-23817) on March 12, 2003.
     (2)  Incorporated by reference from the filing by First Bell
          Bancorp pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 on March 12, 2003.

                     *               *              *

     Information contained in this report and the exhibits attached hereto may contain forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are inherently uncertain, and actual results may differ from First Bell Bancorp's expectations. Risk factors that could cause actual results to differ materially from these forward looking statements include, without limitation, changes in general economic conditions or regulatory requirements, and changes in the assumptions used in making such forward looking statements.

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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FIRST BELL BANCORP, INC.


                                   By: /s/ Jeffrey M. Hinds
                                       ------------------------------------
                                       Jeffrey M. Hinds
                                       Executive Vice President and
                                       Chief Financial Officer


Date:  March 13, 2003

















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